SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549


                            FORM 8-K
                         CURRENT REPORT
             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


                         May 17, 2004
                (Date of earliest event reported)

                Commission file number 000-30675

                                EnXnet, Inc.
          (Exact name of Small Business Issuer in its charter)

            Oklahoma                      73-1561191
   (State of Incorporation)   (I.R.S. Employer Identification No.)

        1723 S Boston Avenue Tulsa, Oklahoma 74114
         (Address of principal executive offices.)
          Registrant's telephone number: (918) 592-0015




Item 4.  Changes in Registrant's Certifying Accountant.

      Item 4. Changes In Registrant's Certifying Accountant.

     Effective May 17, 2004, EnXnet, Inc. (the "Company") engaged the accounting firm of Sprouse & Anderson, L.L.P. as its new independent public accountants.

     The decision to change the Company's accounting firm was made by the Company's Board of Directors on May 17, 2004.

     The Company has not consulted with Sprouse & Anderson, L.L.P. during the last two fiscal years ended March 31, 2003 and 2002 or during the subsequent interim periods from March 31, 2003 through and including
May 17, 2004, on either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    EnXnet, Inc.

Dated: August 03, 2004                 By: /s/ Ryan Corley
                                        -------------------------------
                                        Name: Ryan Corley
                                        Title:  Chief Executive Officer